©2016 Regal Beloit Corporation, Proprietary and Confidential Mark Gliebe Chairman and Chief Executive Officer Jon Schlemmer Chief Operating Officer Chuck Hinrichs Vice President Chief Financial Officer Robert Cherry Vice President Investor Relations Fourth Quarter 2016 Earnings Conference Call February 7, 2017 Regal Beloit Corporation

2 Safe Harbor Statement This presentation contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements represent our management’s judgment regarding future events. In many cases, you can identify forward-looking statements by terminology such as “may,” “will,” “plan,” “expect,” “anticipate,” “estimate,” “believe,” or “continue” or the negative of these terms or other similar words. Actual results and events could differ materially and adversely from those contained in the forward-looking statements due to a number of factors, including: uncertainties regarding our ability to execute our restructuring plans within expected costs and timing; increases in our overall debt levels as a result of the acquisition of the Power Transmission Solutions (“PTS”) business from Emerson Electric Co., or otherwise and our ability to repay principal and interest on our outstanding debt; actions taken by our competitors and our ability to effectively compete in the increasingly competitive global electric motor, power generation and mechanical motion control industries; our ability to develop new products based on technological innovation and the marketplace acceptance of new and existing products; fluctuations in commodity prices and raw material costs; our dependence on significant customers; issues and costs arising from the integration of acquired companies and businesses such as PTS, including the timing and impact of purchase accounting adjustments; prolonged declines in oil and gas up stream capital spending; economic changes in global markets where we do business, such as reduced demand for the products we sell, currency exchange rates, inflation rates, interest rates, recession, government policies, including policy changes affecting taxation, trade, immigration and the like, and other external factors that we cannot control; product liability and other litigation, or claims by end users or others that our products or our customers’ applications failed to perform as anticipated, particularly in high volume applications or where such failures are alleged to be the cause of property or casualty claims; unanticipated liabilities of acquired businesses; unanticipated costs or expenses we may incur related to product warranty issues; our dependence on key suppliers and the potential effects of supply disruptions; infringement of our intellectual property by third parties, challenges to our intellectual property, and claims of infringement by us of third party technologies; effects on earnings of any significant impairment of goodwill or intangible assets; cyclical downturns affecting the global market for capital goods; difficulties associated with managing foreign operations; and other risks and uncertainties including but not limited to those described in Item 1A-Risk Factors of the Company’s Annual Report on Form 10-K filed on March 2, 2016 and from time to time in our reports filed with U.S. Securities and Exchange Commission. All subsequent written and oral forward-looking statements attributable to us or to persons acting on our behalf are expressly qualified in their entirety by the applicable cautionary statements. The forward-looking statements included in this presentation are made only as of their respective dates, and we undertake no obligation to update these statements to reflect subsequent events or circumstances.

3 Non-GAAP Financial Measures We prepare financial statements in accordance with accounting principles generally accepted in the United States (“GAAP”). We also periodically disclose certain financial measures in our quarterly earnings releases, on investor conference calls, and in investor presentations and similar events that may be considered “non-GAAP” financial measures. We believe that these non-GAAP financial measures are useful measures for providing investors with additional information regarding our results of operations and for helping investors understand and compare our operating results across accounting periods and compared to our peers. In addition, since our management often uses these non-GAAP financial measures to manage and evaluate our business, make operating decisions, and forecast our future results, we believe disclosing these measures helps investors evaluate our business in the same manner as management. This additional information is not meant to be considered in isolation or as a substitute for our results of operations prepared and presented in accordance with GAAP. In this presentation, we disclose the following non-GAAP financial measures, and we reconcile these measures in the Appendix to the most directly comparable GAAP financial measures: adjusted diluted earnings per share (both historical and projected), adjusted income from operations, adjusted operating income, adjusted operating margin, EBITDA, free cash flow, and free cash flow as a percentage of net income attributable to Regal Beloit Corporation. In addition to these non-GAAP measures, we also use the term “organic sales” to refer to GAAP sales from existing operations excluding sales from acquired businesses recorded prior to the first anniversary of the acquisition less the amount of sales attributable to any divested businesses (“acquisition sales”), and the impact of foreign currency translation. The impact of foreign currency translation is determined by translating the respective period’s sales (excluding acquisition sales) using the same currency exchange rates that were in effect during the prior year periods. We use the term “organic sales growth” to refer to the increase in our sales between periods that is attributable to organic sales. We use the term “acquisition growth” to refer to the increase in our sales between periods that is attributable to acquisition sales.

4 Agenda and Opening Comments Opening Comments Mark Gliebe Financial Update Chuck Hinrichs Segment Update Jon Schlemmer Summary Mark Gliebe Q&A All

5  Overall Results In Line with Our Expectations  Organic Growth Down Slightly at (0.7%) – Climate Organic Growth up 3.0% with Strong Residential HVAC Partially Offset by Weakness in the Middle East – C&I Organic Growth Slightly Up with Oil & Gas Markets Still Down but Offset by Organic Growth in Most Other End Markets – PTS Organic Growth was Down 7.1% Driven Primarily by Renewable Energy and Oil & Gas  Adjusted Operating Margin* – Copper and Steel Inflation Began Mid Quarter – LIFO Expense of $14.5 Million in the Quarter – Operational Improvements and Cost Controls Offset LIFO Impact – Excluding LIFO, Adjusted Operating Margin would have been 11.4%  Strong Free Cash Flow* and Debt Reduction – Delivered 202% Free Cash Flow* to Net Income – Improved Cash Cycle Days** and Reduced Inventory by $25 Million – Paid Down $100 Million in Debt Opening Comments – 4th Quarter Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Results In Line with Our Expectations ** Cash Cycle Days = A/R Days Sales Outstanding + Days Sales Inventory Outstanding – A/P Days Payable Outstanding

6  Expecting Positive Organic Growth in 2017 – Two-Way Material Price Formulas to Be a Tailwind to Sales – Oil & Gas and Middle East Comparisons to Improve – Residential and Commercial HVAC Markets to Grow Mid-Single Digit – Impact of Strong Dollar on U.S. Industrial Markets  Expecting Adjusted Operating Margin to Improve – Sales Growth to Deliver Stronger Incremental Margins – Price/Cost Pressure, Especially in the First Half  Guiding Total Year 2017 Adjusted EPS* of $4.50 to $4.90 per share Opening Comments - Looking Forward * Non-GAAP Financial Measurement, See Appendix for Reconciliation. 2017 Adjusted EPS Guidance Midpoint is a 6% Improvement

7  Sales of $758.1 Million, Down 2.0% – Foreign Currency Translation of (0.7%) – Business Divestiture (0.6%) – Organic Sales* of (0.7%)  Adjusted Operating Margin* of 9.5% – Included $14.5 Million LIFO Expense, Not Included in our Earlier Guidance – 4Q15 Included $15.3 Million LIFO Benefit – Excluding LIFO Impact, 4Q16 Adj. Operating Margin* was 11.4% compared to 8.3% in 4Q15 – Higher LIFO Expense Offset by Operational Improvements and Cost Controls – LIFO Expense Driven by Spike in Commodity Prices in Nov. and Dec. 2016 • Steel up 13% • Copper up 20% 4th Quarter 2016 Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Organic Growth and Adjusted Operating Margin Met Expectations

8 4th Quarter 2016 Financial Results * Non-GAAP Financial Measurement, See Appendix for Reconciliation.  $2.6 Million of Restructuring and Related Costs  $0.5 Million Gain on Sale of Assets Adjusted EPS* of $1.04 In Line ADJUSTED DILUTED EARNINGS PER SHARE* Dec 31, 2016 Jan 2, 2016 Dec 31, 2016 Jan 2, 2016 GAAP Diluted Earnings (Loss) Per Share 1.01$ (0.43)$ 4.52$ 3.18$ Goodwill Impairment - 1.30 - 1.29 Venezuelan Asset Write Down - 0.29 - 0.28 Restructuring and Related Costs 0.04 0.06 0.10 0.13 Gain on Sale of Assets (0.01) - (0.04) - Gain on Disposal of Real Estate - (0.05) - (0.04) Purchase Accounting and Transaction Costs - - - 0.47 Venezuelan Currency Devaluation - - - 0.02 Gain on Disposal of Business - - (0.14) - Adjusted Diluted Earnings Per Share 1.04$ 1.17$ 4.44$ 5.33$ Three Months Ended Twelve Months Ended

9 Capital Expenditures  $19 Million in 4Q 2016  $65 Million in FY 2016 Restructuring  $2.6 Million in 4Q 2016  $6.8 Million in FY 2016 Effective Tax Rate (ETR)  17% ETR in 4Q 2016  LIFO Expense Impacted Mix of Earnings, Reducing ETR Balance Sheet at December 31, 2016  Total Debt of $1,412 Million  Net Debt of $1,127 Million  4Q 2016 Debt Reduction of $100 Million  FY 2016 Debt Reduction of $315 Million  Total Debt/EBITDA* at 3.0 4th Quarter 2016 Key Financial Metrics Free Cash Flow*  $92 Million in 4Q 2016  202% of Net Income in 4Q 2016  $374 Million in FY 2016  184% of Net Income in FY 2016  $114 Million Inventory Reduction in FY 2016 * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

10  Growth in 2017 Organic Sales, FX Headwind  Improvement in 2017 Adjusted Operating Margin  FY 2017 GAAP EPS Guidance of $4.35 to $4.75  FY 2017 Adjusted EPS* Guidance of $4.50 to $4.90 − Restructuring Costs of $9 Million, or $0.15 EPS  Key Assumptions: − Capital Expenditures of ~ $75 Million − Free Cash Flow* > 100% of Net Income − Debt Reduction of > $200 Million − Net Interest Expense of ~ $47 Million − ETR of ~ 23% 2017 Full Year Guidance * Non-GAAP Financial Measurement, See Appendix for Reconciliation.

11 Commercial & Industrial Systems AHR Expo Feature - UlteMAX™ 4Q 2016 Key Thoughts Organic Growth Turned Positive – UlteMAX™ Promising! * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Sales • $369 Million • Organic Sales* Up 0.5% • 3rd Consecutive Quarter of Improvement • Strength in Data Centers and Pump Offset by Weakness in Oil & Gas and Power Gen Adj. Operating Margin* • 5.8% of Sales • $8.4 Million LIFO Expense • Up 50 bps excluding LIFO Benefits • Compact Form Factor • 50 – 75% Lower Weight • Higher Efficiency UlteMAX™ Motor & Control Standard Industrial Motor

12 Climate Solutions Organic Growth Turned Positive – DEC Star™ Penetrating! * Non-GAAP Financial Measurement, See Appendix for Reconciliation. AHR Expo Feature - DEC Star™ Sales • $215 Million • Organic Sales* Up 3% • 4th Consecutive Quarter of Improvement • Low Double-Digit Growth in NA Resi HVAC Adj Operating Margin* • 12.8% of Sales • Up Substantially Excluding $6.3 Million of LIFO Expense Benefits • Solves Difficult FER Platforms • Lower Noise • Compact Design • Highest Efficiency Regal’s DEC Star™ Customer Unit With DEC Star™ 4Q 2016 Key Thoughts

13 Power Transmission Solutions Organic Growth Rates to Improve * Non-GAAP Financial Measurement, See Appendix for Reconciliation. Sales • $174 Million • Organic Sales* Down 7% • Lower Renewable Energy and Oil & Gas Demand Adj. Operating Margin* • 13.3% of Sales • Cost Actions, Synergies and SG&A Benefitted Adj. Operating Margin AHR Expo Feature Benefits • Leveraging Browning® Brand to Cross-Sell Marathon® Motors • Added Motor Selection Capability 4Q 2016 Key Thoughts

14 Simplification Update Exiting 3 Rooftops, Expecting Benefits in Late 2017 and 2018 Closure of Monterrey Mexico HVAC Motors Consolidation of India Large Motors Consolidation of China Small Motors

15 Customer Recognition OEM Award Continuous Improvement Customers Recognizing the Improvement Performance Excellence Customer Recognition  A key component of the Regal Business System  Focused on Continuous Improvement  Resulted in a 2 point improvement in delivery  Resulted in a 38% improvement in delivered quality

16 Border Adjustability Tax Discussion

17  4th Quarter Results in Line with Expectations  Sales Down Slightly  Operational Improvements Offset the $14.5 Million LIFO Expense  Delivered 202% Free Cash Flow* to Net Income and Reduced Debt by $100 Million 4th Quarter Review • Non-GAAP Financial Measurement, See Appendix for Reconciliation.

18  Full Year 2016 Results – 17 Day Reduction in Cash Cycle Days** – Free Cash Flow* 184% of Net Income – $315 Million Debt Reduction – 20% Total Shareholder Return***  Building Momentum into 2017 – Significant Progress on Simplification – Investing in Innovative New Products – Customer Performance and Focus  Save the Date! Regal Investor Day on March 10th, 2017 in NYC Full Year Review * Non-GAAP Financial Measurement, See Appendix for Reconciliation ** Cash Cycle Days = A/R Days Sales Outstanding + Days Sales Inventory Outstanding – A/P Days Payable Outstanding *** Total Shareholder Return = % Change in Stock Price plus Dividends Paid in 2016

©2016 Regal Beloit Corporation, Proprietary and Confidential Questions and Answers

20 Appendix Non-GAAP Reconciliations ADJUSTED DILUTED EARNINGS PER SHARE Dec 31, 2016 Jan 2, 2016 Dec 31, 2016 Jan 2, 2016 GAAP Diluted Earnings (Loss) Per Share 1.01$ (0.43)$ 4.52$ 3.18$ Goodwill Impairment - 1.30 - 1.29 Venezuelan Asset Write Down - 0.29 - 0.28 Restructuring and Related Costs 0.04 0.06 0.10 0.13 Gain on Sale of Assets (0.01) - (0.04) - Gain on Disposal of Real Estate - (0.05) - (0.04) Purchase Accounting and Transaction Costs - - - 0.47 Venezuelan Currency Devaluation - - - 0.02 Gain on Disposal of Business - - (0.14) - Adjusted Diluted Earnings Per Share 1.04$ 1.17$ 4.44$ 5.33$ Three Months Ended Twelve Months Ended RECONCILIATION OF 2017 ADJUSTED ANNUAL GUIDANCE Minimum Maximum 2017 Diluted EPS Annual Guidance 4.35$ 4.75$ Restructuring and Related Costs 0.15 0.15 2017 Adjusted EPS Annual Guidance 4.50$ 4.90$

Appendix Non-GAAP Reconciliations

ADJUSTED OPERATING INCOME	Three Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Dec 31, 2016	Jan 2, 2016	Dec 31, 2016	Jan 2, 2016	Dec 31, 2016	Jan 2, 2016	Dec 31, 2016	Jan 2, 2016
GAAP Income (Loss) from Operations	$ 20.5	$ (59.7)	$ 27.0	$ 28.9	$ 22.6	$ 16.7	$ 70.1	$ (14.1)
Goodwill Impairment	-	79.9	-	-	-	-	-	79.9
Venezuelan Asset Write Down	-	12.8	-	-	-	-	-	12.8
Gain on Sale of Assets	(0.5)	-	-	-	-	-	(0.5)	-
Restructuring and Related Costs	1.5	2.1	0.6	2.2	0.5	-	2.6	4.3
Gain on Disposal of Real Estate	-	-	-	(3.4)	-	-	-	(3.4)
Adjusted Income from Operations	$ 21.5	$ 35.1	$ 27.6	$ 27.7	$ 23.1	$ 16.7	$ 72.2	$ 79.5
GAAP Operating Margin %	5.6 %	(16.1)%	12.5 %	13.7 %	13.0 %	8.7 %	9.2 %	(1.8)%
Adjusted Operating Margin %	5.8 %	9.5 %	12.8 %	13.2 %	13.3 %	8.7 %	9.5 %	10.3 %

ADJUSTED OPERATING INCOME	Twelve Months Ended							
	Commercial & Industrial Systems		Climate Solutions		Power Transmission Solutions		Total Regal	
	Dec 31, 2016	Jan 2, 2016	Dec 31, 2016	Jan 2, 2016	Dec 31, 2016	Jan 2, 2016	Dec 31, 2016	Jan 2, 2016
GAAP Income from Operations	$ 103.5	$ 53.9	$ 129.9	$ 146.7	$ 87.2	$ 52.2	$ 320.6	$ 252.8
Goodwill Impairment	-	79.9	-	-	-	-	-	79.9
Venezuelan Asset Write Down	-	12.8	-	-	-	-	-	12.8
Gain on Sale of Assets	(1.7)	-	-	-	-	-	(1.7)	-
Purchase Accounting and Transaction Costs	-	-	-	-	-	29.8	-	29.8
Restructuring and Related Costs	2.5	6.8	2.6	1.5	1.7	0.6	6.8	8.9
Venezuelan Currency Devaluation	-	1.5	-	-	-	-	-	1.5
Gain on Disposal of Real Estate	-	-	-	(3.4)	-	-	-	(3.4)
Gain on Disposal of Business	-	-	-	-	(11.6)	-	(11.6)	-
Adjusted Income from Operations	$ 104.3	$ 154.9	$ 132.5	$ 144.8	$ 77.3	$ 82.6	$ 314.1	$ 382.3
GAAP Operating Margin %	6.8 %	3.2 %	13.5 %	14.1 %	11.9 %	6.8 %	9.9 %	7.2 %
Adjusted Operating Margin %	6.8 %	9.1 %	13.8 %	13.9 %	10.5 %	10.7 %	9.7 %	10.9 %

REGAL™

21

22 Appendix Non-GAAP Reconciliations ORGANIC GROWTH Three Months Ended Twelve Months Ended Net Sales 758.1$ 3,224.5$ Net Sales from Businesses Acquired - (35.9) Net Sales from Businesses Divested 4.8 11.6 Impact from Foreign Currency Exchange Rates 5.1 31.2 Adjusted Net Sales 768.0$ 3,231.4$ Net Sales Ended Jan 2, 2016 773.5$ 3,509.7$ Organic Growth % (0.7)% (7.9)% Net Sales Growth % (2.0)% (8.1)% Dec 31, 2016 FREE CASH FLOW RECONCILIATION Dec 31, 2016 Jan 2, 2016 Dec 31, 2016 Jan 2, 2016 t Ca h Provided by Op rating Activities 111.2$ 113.9$ 439.6$ 381.1$ Additions to Property Plant and Equipment (19.1) (26.8) (65.2) (92.2) Free Cash Flow 92.1$ 87.1$ 374.4$ 288.9$ Free Cash Flow as a Percentage of Net Income Attributable to Regal Beloit Corporation 202.0% 168.8% 184.1% 134.9 % Three Months Ended Twelve Months Ended

23 Appendix Non-GAAP Reconciliations ADJUSTED OPERATING MARGIN WITHOUT LIFO Dec 31, 2016 Jan 2, 2016 Dec 31, 2016 Jan 2, 2016 djusted Income from Operations 72.2$ 79.5$ 314.1$ 382.3$ LIFO Expense (Benefit) 14.5 (15.3) 14.5 (18.8) Adjusted Income from Operations without LIFO 86.7$ 64.2$ 328.6$ 363.5$ Net Sales 758.1$ 773.5$ 3,224.5$ 3,509.7$ Adjusted Operating Margin without LIFO 11.4% 8.3% 10.2% 10.4 % Three Months Ended Twelve Months Ended EBITDA RECONCILIATION Dollars in Millions FY 2016 Net Income 203.4$ Plus: Minority Interest 5.9 Plus: Taxes 57.1 Plus: Interest Expense 58.7 Less: Interest Income (4.5) Plus: Depreciation 93.4 Plus: Amortization 62.0 EBITDA 476.0$

24 Appendix Regal Shipping Days 1Q 2Q 3Q 4Q FY 2014 63 63 63 64 253 2015 64 63 64 59 250 2016 64 64 63 60 251 2017 64 63 63 60 250  Regal operates on a 52/53 week fiscal year ending on the Saturday closest to December 31  Fiscal Years 2015, 2016 and 2017 have 52 weeks  Fiscal Year 2014 had 53 weeks